Friess Small Cap Growth Fund
Institutional Class Shares – SCGFX
Investor Class Shares – SCGNX

Supplement to the Prospectus and Statement of Additional Information (“SAI”) dated November 23, 2021
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Effective immediately, Friess Associates of Delaware, LLC, the Sub-Adviser of the Fund (the “Sub-Adviser”), has merged with Friess Associates, LLC, the Fund’s Adviser (the “Adviser”). All references in the Prospectus and SAI to the Sub-Adviser are hereby removed.

Prior to the merger, Friess Associates of Delaware, LLC, and Friess Associates, LLC, were under common control, and the merger will have no material impact on the Adviser’s ownership, the Fund’s portfolio management, fees and expenses, or the level of services provided to the Fund.

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Please retain this supplement with your Prospectus and SAI for future reference.